                                                                    EXHIBIT 99.1

                             OXFORD AUTOMOTIVE, INC.

                              LETTER OF TRANSMITTAL

              10 1/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      , 1998,
UNLESS EXTENDED (THE "EXPIRATION DATE"). OLD NOTES TENDERED IN THE EXCHANGE
OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
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
 By Registered, Certified or Overnight Mail:        By First Class Mail:
  U.S. Bank Trust National Association               U.S. Bank Trust National Association
   Attn:  Specialized Finance                        P. O. Box 64485
   180 East Fifth Street                             St. Paul, MN  55164-9549
   St. Paul, MN  55101

 By Hand (New York depository only):                By Hand (all others):
  U.S. Bank Trust National Association               U.S. Bank Trust National Association
   100 Wall Street, 20th Floor                       Fourth Floor - Bond Drop Window
   New York, NY  10005                               180 East Fifth Street
   Attention:  Cathy Donohue                         St. Paul, MN  55101


By Facsimile:                                        Telephone Number
(612) 244-1537 (For Eligible Institutions Only)      (800) 934-6802 Bondholder Services


    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    The undersigned hereby acknowledges receipt and review of the Prospectus
dated        , 1998 (the "Prospectus") of Oxford Automotive, Inc., a Michigan
corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 10 1/8% Senior Subordinated Notes Due 2007, Series B (the "New Series B Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 10 1/8% Senior Subordinated Notes Due 2007, Series B (the "Old Series B Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

    Interest on the New Series B Notes will accrue from the last interest payment date on which interest was paid on the Old Series B Notes surrendered in exchange or, if no interest has been paid on the Old Series B Notes, from the date of original issue of the Old Series B Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its
discretion, which in no event shall be later than     , 1998, in which event the
term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Company shall notify the holders of the Old Series B Notes of any extension by written notice no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

    This Letter of Transmittal is to be used by a Holder either if original Old Series B Notes are to be forwarded herewith or if delivery of Old Series B Notes, if available, is to be made by book-entry transfer to the account maintained by the


Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer --
Book-Entry Transfer." Holders of Old Series B Notes whose Old Series B Notes are not immediately available, or who are unable to deliver their Old Series B Notes and all other documents required by this Letter of Transmittal to the Exchange
Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book entry transfer on a timely basis, must tender their Old
Series B Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery
Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE
DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" with respect to the Exchange Offer means any person (i) in whose name Old Series B Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) whose Old Series B Notes are held of record by DTC who desires to deliver such Old Series B Notes by book-entry transfer at DTC.
The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. HOLDERS WHO WISH TO TENDER THEIR OLD SERIES B NOTES MUST
COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY
BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF
TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR
ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE
DIRECTED TO THE EXCHANGE AGENT.

    List below the Old Series B Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                   DESCRIPTION OF OLD SERIES B NOTES TENDERED
                   ------------------------------------------
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
NAME(S) AND ADDRESS(ES) OF REGISTERED                                      AGGREGATE PRINCIPAL            PRINCIPAL AMOUNT
HOLDER(S)                                              REGISTERED        AMOUNT REPRESENTED BY               TENDERED**
EXACTLY AS NAME(S) APPEAR(S) ON NOTE(S)                NUMBER(S)*                NOTE(S)                 (IF LESS THAN ALL)
(PLEASE FILL IN, IF BLANK)
                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
                                                 TOTAL
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*   Need not be completed by book-entry Holders.
**  Unless otherwise indicated, any tendering Holder of Old Series B Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Series B Notes. If the space provided is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. All tenders must be in integral multiples of $1,000.

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

[ ] CHECK HERE IF TENDERED OLD SERIES B NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD SERIES B NOTES ARE BEING DELIVERED BY BOOK ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
                               -------------------------------------------------
Account Number:
                               -------------------------------------------------
Transaction Code Number:
                               -------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD SERIES B NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Old Series B Notes:
                                                       -------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------
Window Ticket Number (if available):
                                                       -------------------------
Name of Eligible Institution that Guaranteed Delivery:
                                                       -------------------------
Account Number (if delivered by book-entry transfer):
                                                       -------------------------

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Series B Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Series B Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Series B Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Series B Notes with full power of substitution to (i) deliver such Old Series B Notes, or transfer ownership of such Old Series B Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Series B Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Series B Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Series B Notes tendered hereby and to acquire the New Series B Notes issuable upon the exchange of such tendered Old Series B Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company. The undersigned hereby further represents to the Company that (i) any New Series B Notes acquired in exchange for Old Series B Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Series B Notes, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Series B Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Series B Notes, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the

New Series B Notes issued in exchange for the Old Series B Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Series B Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the New Series B Notes and have no arrangement or understanding with any person to participate in a distribution of such New Series B Notes. If the undersigned or the person receiving the New Series B Notes is a broker-dealer that is receiving New Series B Notes for its own account in exchange for Old Series B Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the New Series B Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Series B Notes, in which case the registration statement must contain the information required by the Securities Act, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

    If the undersigned or the person receiving the New Series B Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Company that the undersigned understands and acknowledges that the New Series B Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Series B Notes tendered hereby, including the transfer of such Old Series B Notes on the account books maintained by DTC. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This Letter of Transmittal may be withdrawn only in accordance with the provisions set forth in the "Exchange Offer -- Withdrawal Rights" section of the Prospectus.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Series B Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Series B Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date. The undersigned acknowledges that the Company's acceptance of properly tendered Old Series B Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Old Series B Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the New Series B Notes issued in exchange for the Old Series B Notes accepted for exchange and return any Old Series B Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event, in the case of the Old Series B Notes tendered by DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Series B Notes issued in exchange for the Old Series B Notes accepted for exchange and any Old Series B Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Series B Notes issued in exchange for the Old Series B Notes accepted for exchange in the name(s) of, and return any Old Series B Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Series B Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Series B Notes so tendered for exchange.


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

                 SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 4, 5 AND 6)                                   (SEE INSTRUCTIONS 4, 5 AND 6)

To be completed ONLY (i) if Old Series B Notes in a               To be completed ONLY if Old Series B Notes in a
principal amount not tendered, or New Series B Notes issued       principal amount not tendered, or New Series B Notes
in exchange for Old Series B Notes accepted for exchange,         issued in exchange for Old Series B Notes accepted for
are to be issued in the name of someone other than the            exchange, are to be mailed or delivered to someone
undersigned, or (ii) if Old Series B Notes tendered by book-      other than the undersigned, or to the undersigned at an
entry transfer which are not exchanged are to be returned by      address other than that shown below the undersigned's
credit to an account maintained by DTC.                           signature.

Issue New Series B Notes and/or Old Series B Notes to:            Mail or deliver New Series B Notes and/or Old Series B
                                                                  Notes to:
Name(s):
        ----------------------------------------------------
                       (Please Type or Print)                     Name:
                                                                          ------------------------------------------------------
                                                                                       (Please Type or Print)
Address:
        ----------------------------------------------------
                                                                  Address:
        ----------------------------------------------------              ------------------------------------------------------
                        (Include Zip Code)
                                                                          ------------------------------------------------------
        ----------------------------------------------------                                (Include Zip Code)
             (Tax Identification or Social Security No.)
                  (Complete Substitute Form W-9)
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

 PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X
 -------------------------------------------------------------------------------
                                                                  Date

X
 -------------------------------------------------------------------------------
 Signature(s) of Registered Holder(s) or Authorized Signatory     Date

Area Code and Telephone Number:
                                 ------------------------------

    The above lines must be signed by the registered Holder(s) of Old Series B Notes as name(s) appear(s) on the Old Series B Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old Series B Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below, and
(ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s):
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------
         (Include Zip Code)


                               SIGNATURE GUARANTEE
                         (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:


-------------------------------------------  -----------------------------------
Authorized Signature                         Name of Firm


-------------------------------------------  -----------------------------------
Title                                        Address, Include Zip Code

                                             -----------------------------------
                                             Area Code and Telephone Number


                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. Delivery of this Letter of Transmittal and Old Series B Notes or Book-Entry Confirmations. All physically delivered Old Series B Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Old Series B Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Series B Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Series B Notes should be sent to the Company. See "The Exchange Offer" section of the Prospectus.

    2. Guaranteed Delivery Procedures. Holders who wish to tender their Old Series B Notes and (i) whose Old Series B Notes are not immediately available, or (ii) who cannot deliver their Old Series B Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Series B Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc. or a commercial bank or a trust company having an office or correspondent in the United States (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Series B Notes, the registration number(s) of such Old Series B Notes and the principal amount of Old Series B Notes tendered, stating that the tender is being made thereby and guaranteeing that this Letter of Transmittal (or facsimile hereof) and all other documents required by this Letter, together with certificates for the Old Series B Notes, in proper form for transfer (or a Book entry Confirmation) in proper form for transfer, will be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date.

    Any Holder of Old Series B Notes who wishes to tender Old Series B Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Series B Notes according to the guaranteed delivery procedures set forth above.

    See "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

    3. Tender by Holder. Only a Holder of Old Series B Notes may tender such Old Series B Notes in the Exchange Offer. Any beneficial Holder of Old Series B Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on its behalf or must, prior to completing and executing this Letter of Transmittal and delivering its Old Series B Notes, either make appropriate arrangements to register ownership of the Old Series B Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.

    4. Partial Tenders. Tenders of Old Series B Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Series B Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column, entitled "Principal Amount Tendered," of the box entitled "Description of Old Series B Notes Tendered" above. The entire principal amount of Old Series B Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Series B Notes is not tendered, then Old Series B Notes for the principal amount of Old Series B Notes not tendered and New Series B Notes issued in exchange for any Old Series B Notes accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Series B Notes are accepted for exchange.

    5. Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Series B Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Series B Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the Holder of the Old Series B Notes. If any tendered Old Series B Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Series B Notes listed and tendered hereby and the New Series B Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Series B Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Series B Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Series B Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Series B Notes listed, such Old Series B Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Old Series B Notes.

    If this Letter of Transmittal (or facsimile hereof) or any Old Series B Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on Old Series B Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

    No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Series B Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Old Series B Notes) and the issuance of New Series B Notes (and any Old Series B Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, any New Series B Notes or Old Series B Notes not tendered or not accepted are to be deposited to such participant's account at DTC) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed, or (ii) such Old Series B Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.


    6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at DTC) to which New Series B Notes or substitute Old Series B Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Series B Notes pursuant to the Exchange Offer. If, however, New Series B Notes or Old Series B Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Series B Notes tendered hereby, or if tendered Old Series B Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Series B Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Series B Notes listed in this Letter of Transmittal.

    8. Tax Identification Number. Federal income tax law requires that a holder of any Old Series B Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a Holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service (the "IRS") and payments made with respect to Old Series B Notes purchased pursuant to the exchange may be subject to backup withholding at a 31% rate. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each exchanging Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 attached to this Letter of Transmittal, certifying that (i) the TIN provided is correct (or that such Holder is awaiting a TIN), and (ii) the Holder is not subject to backup withholding because (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Series B Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

    9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Series B Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Series B Notes not validly tendered or any Old Series B Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Series B Notes as to any ineligibility of any Holder who seeks to tender Old Series B Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Series B Notes must be cured within such reasonable period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Series B Notes, but not be under any duty to give such notification nor shall it incur any liability for failure to give such notification.

    10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Series B Notes or transmittal of this Letter of Transmittal will be accepted. All tendering Holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of acceptance of their Old Series B Notes for exchange.

    12. Mutilated, Lost, Stolen or Destroyed Old Series B Notes. Any Holder whose Old Series B Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    14. Acceptance of Tendered Old Series B Notes and Issuance of New Series B Notes; Return of Old Series B Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Series B Notes as soon as practicable after the Expiration Date and will issue New Series B Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Series B Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Series B Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Series B Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at DTC designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

    15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal Rights."

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF, TOGETHER WITH THE OLD SERIES B NOTES (WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

    Under U.S. Federal income tax law, a holder of Old Series B Notes whose Old Series B Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (a) (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached to this Letter of Transmittal, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Series B Notes is awaiting a TIN), or (ii) the Holder is not subject to backup withholding because (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, or (b) another adequate basis for exception from backup withholding. If such holder of Old Series B Notes is an individual, the TIN is such holder's social security member. If the Exchange Agent is not provided with the correct TIN, the holder of Old Series B Notes may be subject to certain penalties imposed by the Internal Revenue Service (the "IRS").

    Certain holders of Old Series B Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Series B Notes should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the holder of Old Series B Notes or other payers. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Old Series B Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Series B Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

    The holder of Old Series B Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Series B Notes. If the Old Series B Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         (TO BE COMPLETED BY ALL TENDERING HOLDERS (SEE INSTRUCTION 8))


       PAYOR'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION, AS PAYING AGENT

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
SUBSTITUTE                           PART 1 - PLEASE PROVIDE YOUR TIN IN THE SPACE AT                 SOCIAL SECURITY NUMBER(S) OR
                                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                   EMPLOYER IDENTIFICATION
                                                                                                      NUMBER(S)

FORM W-9                                                                                              ------------------------------
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE             -----------------------------------------------------------------------------------------------
("IRS")                              PART 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE THE ENCLOSED GUIDELINES FOR
                                     CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND THEREIN COMPLETE
                                     AS INSTRUCTED.
PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION              -----------------------------------------------------------------------------------------------
NUMBER ("TIN")                       PART 3 - AWAITING TIN [ ]

                                     -----------------------------------------------------------------------------------------------
                                     CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                     (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
                                         WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

                                     (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP
                                         WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP
                                         WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS
                                         HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO  BACKUP WITHHOLDING.

                                     CERTIFICATION RESTRICTIONS - YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE
                                     IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                     DIVIDENDS ON YOUR TAX RETURN.

                                                              Signature
                                                                       ---------------------------
                                                              Date
                                                                       ---------------------------
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

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